7% CONVERTIBLE SUBORDINATED DEBENTURE

THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE COMPANY THAT SUCH DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT AS WELL AS ANY APPLICABLE "BLUE SKY" OR OTHER STATE SECURITIES LAWS.

                                                                      $1,000,000

                              INFOCAST CORPORATION

                                November 7, 2000

                  InfoCast Corporation, a Nevada corporation (together with its successors and assigns, "Issuer"), for value received hereby promises to pay to CALP II LP ("Holder") and its successors, transferees and assigns, by wire transfer of immediately available funds to an account designated by Holder by notice to Issuer the principal sum of one million U.S. dollars ($1,000,000) ("Debenture Amount") on November 7, 2003 (the "Maturity Date"), unless this Debenture shall have been repaid or converted prior thereto as provided herein, plus accrued and unpaid interest on such date and as specified below. The transferability of this 7% Convertible Subordinated Debenture is restricted as provided in Section 6 below.

                  The Debenture Amount shall bear interest accruing from the date hereof to the date this Debenture shall have been converted or repaid in full at seven percent (7.0%) per annum both before and after maturity, default and judgment, with interest at the same rate on overdue interest and any other overdue amounts payable at any time hereunder. All computations of interest payable hereunder shall be on the basis of a year of 365 days, or 366 days in the case of a leap year, and actual days elapsed in the period for which such interest is payable. The Issuer shall pay interest semi-annually in arrears on March 31 and September 30 of each year, commencing March 31, 2001 to holders of record on March 15 and September 15, respectively.

                  Notwithstanding the foregoing, on the occurrence of an Event of Default (as hereinafter defined) except an Event of Default pursuant to
Section 3.1(c) hereof as a result of a
breach by the Issuer of its obligations under Section 4.2(c) hereof (such exception to apply only until the Issuer has incurred 10 full 30-day periods of Damages (as hereinafter defined)), interest payable hereunder shall accrue at a rate of twelve percent (12.0%) per annum (the "Increased Rate), which Increased Rate shall accrue daily and be compounded on the last day of each month from and after the date upon which such Event of Default occurs until the earliest to occur of the curing of such Event of Default, the Redemption Date and the Maturity Date (or on such earlier date as the principal hereof may become due in accordance with the provisions hereof).

                  Issuer shall keep at its principal office a register (the "Register") in which shall be entered the name and address of the registered holder of this Debenture and of all transferees of this Debenture. The ownership of this Debenture shall be proven by the Register. For the purpose of paying principal and any interest on this Debenture, Issuer shall be entitled to rely on the name and address in the Register and notwithstanding anything to the contrary contained in this Debenture, no Event of Default shall occur under
Section 3.1(a) or (b) if payment of principal and any interest is made in accordance with the name and address contained in the Register.

                  Section 1. Definitions. Capitalized terms used but not defined in this Debenture shall have the meanings given to them in the Securities Purchase Agreement. In addition, the following terms (except as otherwise expressly provided) for all purposes of this Debenture shall have the respective meanings specified below. All accounting terms used herein and not expressly defined shall have the meanings given to them in accordance with U.S. generally accepted accounting principles ("GAAP") as in effect from time to time.

                  "Business Day" shall mean any day on which banks in the State of New York are not required or permitted by law to close.

                  "Default" shall mean any condition or event which constitutes an Event of Default or which, with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

                  "Debt" shall have the meaning set forth in Section 4.4.

                  "Debenture"  shall  mean  this  7%  Convertible   Subordinated
Debenture.

                  "Event of Default" shall have the meaning set forth in Section 3.1.

                  "Obligations" shall mean all indebtedness and liabilities of the Issuer to the Holder from time to time, whether present or future, absolute or contingent, liquidated or unliquidated, of whatsoever nature or kind, under or in respect of this Debenture.

                  "recognized stock exchange" shall mean any national securities exchange, Nasdaq or the OTC Bulletin Board.

                  "Redemption Date" shall mean such date as shall have been selected by the Issuer on which the Issuer shall redeem this Debenture pursuant to Section 5.3 hereof, which date shall not be earlier than 30 days after notice by the Issuer to the Holder of such proposed redemption as provided for in
Section 5.3 hereof and shall not be later than the Maturity Date.

                  "Securities   Purchase  Agreement"  shall  mean  that  certain
Securities Purchase Agreement by and between the Issuer and the Holder with respect to the purchase by the Holder of this Debenture.

                  "Senior Debt" shall have the meaning set forth in Section 4.4.

                  "Trading Day" shall mean any day on which the Nasdaq Stock Market is open for trading.

                  Section 2. Payment Obligation. No provision of this Debenture shall alter or impair the obligations of Issuer, which are absolute and unconditional, to pay the principal of and interest on this Debenture in lawful money of the United States of America in immediately available funds not later than 5:00 p.m., Eastern Standard Time on the date each such payment is due in accordance with this Debenture, subject to the conversion provisions of this Debenture as provided herein. Whenever any payment of this Debenture shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall not be included in the computation of the payment of interest on this Debenture.

                  Section 3.        Events of Default and Remedies.

                  Section 3.1. Event of Default Defined; Acceleration of Maturity; Waiver of Default. In case one or more of the following events (each an "Event of Default") (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing:

                  (a) default in the payment of interest on this Debenture when the same becomes due and payable and the default continues for a period of 10 days; or

                  (b) default in the payment of all or any part of the principal of this Debenture when the same becomes due and payable at maturity, upon redemption, or otherwise; or

                  (c) failure on the part of Issuer duly to observe or perform any other of the agreements or covenants on the part of Issuer contained in this Debenture (other than those covered by clauses (a) and (b) above) for a period of 10 days after the date on which written notice specifying such failure, stating that such notice is a "Notice of Default" hereunder and demanding that Issuer remedy the same, shall have been given by facsimile, registered or certified mail, return receipt requested, to Issuer; or

                  (d) Issuer pursuant to or within the meaning of any U.S. Bankruptcy Law (as hereinafter defined):

                           (i) commences a voluntary case or proceeding,

                           (ii) consents to the entry of an order for relief against it in an involuntary case or proceeding,

                           (iii) consents to the appointment of a Custodian of it or for all or substantially all of its property,

                           (iv) makes a general  assignment  for the  benefit of
                  its creditors, or

                           (v) admits in writing its  inability to pay its debts
                  as the same become due; or

                  (e) a court of competent jurisdiction enters an order or decree under any U.S. Bankruptcy Law that:

                           (i) is for relief  against  Issuer in an  involuntary
                  case,

                           (ii) appoints a Custodian of Issuer or for all or substantially all of the property of Issuer, or

                           (iii) orders the liquidation of Issuer,

                           and such  order or  decree  remains  unstayed  and in
                  effect for 60 days; or

                  (f) if, at any time after the date hereof, this Debenture ceases to be in full force and effect or if this Debenture is declared by a court to be null and void or the enforceability or validity thereof is contested by the Issuer or the Issuer denies in writing that it has any or further liability under this Debenture; or

                  (g) if any event of default occurs under any other Debt (as hereinafter defined); or

                  (h) if any  proceeding  is commenced  against or affecting the
Issuer:

                      (A) seeking to adjudicate it a bankrupt or insolvent, or

                      (B) seeking   liquidation,    dissolution,   winding   up,
                          reorganization, arrangement, adjustment, protection, relief or composition of it or any of its property or debts or making a proposal with respect to it under any law relating to bankruptcy, insolvency, reorganization or compromise of debts or other similar laws (including, without limitation, any application under the U.S. Bankruptcy Law, or with respect to reorganization, arrangement or compromise of debt, under the laws of the jurisdiction of incorporation of the Issuer, or

                      (C) seeking appointment of a receiver,  trustee, custodian or other similar official for it or for all or any part of the undertaking, property and assets of the Issuer and such proceeding is not being contested in good faith by appropriate proceedings or, if so contested remains outstanding, undismissed and unstayed more than 60 days from the institution of such first mentioned proceeding; provided however, that notwithstanding any such 60 day period shall not have elapsed, an Event of Default shall be deemed to have occurred if such proceeding remains outstanding and, after the date of commencement of such proceeding, the Issuer does not meet its payroll for any pay period arising during such 60 day period; or

                  (i) if a receiver or other custodian (interim or permanent) of the assets of the Issuer or any part thereof is appointed by private instrument or by court order, if any execution, sequestration, extent or other process of any court becomes enforceable against the Issuer or the assets of the Issuer or any part thereof, or if distress or analogous process is made against the assets of the Issuer or any part thereof; or

                  (j) if any mortgage, charge, lien, security interest or other encumbrance affecting any real or personal property of the Issuer becomes enforceable; or

                  (k) the Issuer admits its inability to pay its debts generally as they become due or otherwise acknowledges its insolvency; or

                  (l) if (i) upon the election by the Issuer to redeem this Debenture subsequent to March 7, 2001 and prior to the Maturity Date pursuant to
Section 5.3 hereof and the election by the Holder to convert this Debenture prior to the Redemption Date applicable to such redemption in accordance with
Section 5.1 hereof or (ii) upon the conversion of this Debenture on the Maturity Date pursuant to Section 5.6 hereof, the Issuer fails to issue to the Holder freely tradeable securities as required pursuant to Section 5.1(f) hereof, then, in each case where an Event of Default occurs, Holder, by notice in writing to Issuer, may declare the aggregate Debenture Amount plus all accrued and unpaid interest owing thereon to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable; provided that if an Event of Default specified in clause (d), (e), (f), (g), (h), (i),
(j) or (k) of this Section 3.1 occurs, the Debenture Amount plus all accrued and unpaid interest thereon shall become and be immediately due and payable without any declaration or other act on the part of Holder. If an Event of Default specified in clause (f) of this Section 3.1 occurs and is not cured within 20 days after the Issuer receives a notice of such Event of Default from the Issuer, then the Holder shall be entitled, at any time thereafter, to deliver a notice to the Issuer notifying the Issuer that the Debenture Amount then outstanding plus all accrued and unpaid interest is due and payable within 10 Business Days after the receipt by the Issuer of such notice.

                  The term "U.S. Bankruptcy Law" means title 11, United States Code or any similar United States federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any U.S. Bankruptcy Law.

                  Section 3.2. Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default. No right or remedy herein conferred upon or reserved to Holder is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  No delay or omission of Holder to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and every power and remedy given by this Debenture or by law may be exercised from time to time, and as often as shall be deemed expedient, by Holder.

                  Section 3.3. Waiver of Past Defaults. Holder may waive any past Event of Default hereunder and its consequences. In the case of any such waiver, Issuer and Holder shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon.

                  Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of this Debenture, and the interest rate hereon shall not be deemed to have increased; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon.

                  Section 4. Covenants. Issuer and Holder agree that, so long as any amount payable under this Debenture remains unpaid:

                  Section 4.1. Payment of Debenture. The Issuer will punctually pay or cause to be paid to the Holder the Debenture Amount and accrued and unpaid interest thereon and any other Obligations provided for herein. All payments of principal and interest by the Issuer under this Debenture shall be made free and clear of, and without withholding or deduction for Canadian Taxes (as hereinafter defined) (other than Excluded Taxes) (as hereinafter defined) except that in the event that such withholding or deduction for Canadian Taxes (other than Excluded Taxes) is required by law with respect to any payment, such payment shall be increased as may be necessary so that after all such deductions or withholdings (including deductions or withholdings required in respect of additional amounts payable hereunder), the Holder shall receive such amounts as it would have received had no such Canadian Taxes been required to be withheld or deducted. For purposes herein, "Canadian Taxes" shall mean all taxes or other charges imposed by Canada or a political subdivision thereof and "Excluded Taxes" shall mean any Canadian Taxes payable by reason of the Holder carrying on business in Canada or being or having in the past been resident in Canada or not dealing at arm's length with the Issuer.

                  Section 4.2. Covenants. The Issuer covenants with the Holder as follows:

                  (a) the Issuer will duly and punctually pay or cause to be paid to the Holder the principal amount and any interest accrued thereon owing under this Debenture when due, on the dates, at the place, in the currency, and in the manner mentioned herein;

                  (b) the Issuer will use its reasonable best efforts to maintain its status as a reporting company under U.S. securities laws;

                  (c) in accordance with, and not in addition to, the Issuer's obligations under Section 4.1(a) of the Securities Purchase Agreement, the Issuer shall use its commercially reasonable best efforts to file with the United States Securities and Exchange Commission (the "SEC"), on or prior to January 8, 2001 (the "Filing Date") a registration statement covering the resale of shares of Common Stock (the "Registrable Securities") issuable upon conversion of this Debenture (the "Registration Statement") and shall use its commercially reasonable best efforts to cause such registration statement to be declared effective by March 7, 2001 (the "Registration Deadline"). If the Company does not meet the Filing Deadline or the Registration Deadline, it shall continue to use its commercially reasonable best efforts to complete such filing or cause such registration statement, as the case may be, to become effective as soon as possible thereafter. The Issuer shall use its commercially reasonable best efforts to cause such registration statement to remain effective until the earliest of (i) the date on which this Debenture has been redeemed, (ii) the date on which all of the shares issuable upon conversion of this Debenture have been sold by the Holder or (iii) the date on which all of the shares issuable upon conversion of this Debenture may be immediately sold to the public without registration or restrictions pursuant to Rule 144(k) under the Securities Act.

                  (d) the Issuer will duly and punctually perform and carry out all of the acts or things to be done by it as provided in this Debenture and the Securities Purchase Agreement;

                  (e) the Issuer shall at all times maintain its corporate existence and the Issuer shall carry on and conduct or shall cause to be carried on and conducted its business and the business of its subsidiaries in a proper and efficient manner and shall keep or cause to be kept proper books of account and make or cause to be made therein true and accurate entries of all its dealings and transactions in relation to its business and the business of its subsidiaries, as the case may be, all in accordance with generally accepted account principles applicable in the jurisdiction in which such business is carried on, and at all reasonable times it shall furnish or cause to be furnished to the Holder or its duly authorized agent or attorney such information relating to its business and that of its subsidiaries as the Holder may reasonably require and such books of account shall at all reasonable times be open for inspection by the Holder or such agent or attorney;

                  (f) the Issuer shall furnish or make available to the Holder a copy of all publicly available financial statements, whether annual or interim, of the Issuer and any report of the Issuer's auditors thereon and of all annual and other periodic reports of the Issuer furnished to its shareholders at the same time(s) as they are furnished to such shareholders; and

                  (g) at the reasonable request of, and on reasonable notice from, the Holder, the Issuer shall furnish to the Holder a certificate executed by the President of the Issuer or the Chief Financial Officer of the Issuer stating that the Issuer has complied with all covenants, conditions or other requirements contained in this Debenture, non-compliance with which would, with the giving of notice or the lapse of time or both, constitute an Event of Default hereunder or, if such is not the case, specifying the covenant, condition or other requirement which has not been complied with and giving particulars of such non-compliance and the action, if any, the Issuer proposes to take with respect thereto.

                  Section 4.3. Liquidated Damages and Covenant to Pay. In accordance with, and not in addition to, the Issuer's obligations under Section
4.2 of the Securities Purchase Agreement, if the Registration Statement referred to in Section 4.2(c) above is not filed on or prior to the Filing Date then the Issuer shall pay to the Holder, as the sole remedy of the Holder in respect of such late filing and as liquidated damages and not as a penalty, a cash amount ("Damages") equal to the product of (i) the outstanding principal amount of this Debenture multiplied by
(ii) .01 further multiplied by the number of full 30-day periods that passed since the Filing Date. Such liquidated damages shall continue until the earlier to occur of (i) the filing of such Registration Statement or (ii) the incurrence by the Issuer of ten 30-day periods of Damages. In accordance with, and not in addition to, the Issuer's obligations under Section 4.2 of the Securities Purchase Agreement, if the Registration Statement required to be filed by the Issuer pursuant to Section 4.2(c) above is filed by the Issuer prior to the incurrence by the Issuer of ten full 30-day periods of Damages pursuant to the first sentence of this Section 4.3 but is not declared effective by the SEC on or prior to the Registration Deadline, then the Issuer shall pay to the Holder, as the sole remedy of the Holder in respect of such late effective date and as liquidated damages and not as a penalty, Damages equal to the product of (i) the outstanding principal amount of this Debenture multiplied by (ii) .01 further multiplied by the number of full 30-day periods that passed since the Registration Deadline. Such liquidated damages shall continue until the earlier to occur of (i) the declaration of effectiveness of such Registration Statement or (ii) the incurrence by the Issuer of ten full 30-day periods of Damages inclusive of Damages pursuant to the first sentence of this Section 4.3. For further clarity, the maximum amount of liquidated damages payable by the Issuer pursuant to this Section 4.3 shall be ten 30-day periods of Damages.

                  Section 4.4. Subordination. The Issuer agrees, and the Holder by accepting this Debenture agrees, that the indebtedness evidenced by this Debenture and the payment of principal thereof and interest thereon are subordinated in right of payment to the prior payment in full of all Senior Debt and that the subordination is for the benefit of the holders of Senior Debt. By its acceptance of this Debenture, the Holder agrees to execute and deliver such documents with respect to subordination as may be reasonably requested from time to time by Issuer or a lender of Senior Debt.

                  "Debt" means the principal of and interest on (a) all indebtedness for borrowed money (including all indebtedness evidenced by notes, bonds, debentures or other securities sold for money), (b) all indebtedness incurred in the acquisition (whether by way of purchase, merger, consolidation or otherwise) of any business, real property or other assets (c) guarantees of indebtedness described in clauses (a), (b) and (d) of any other person, (d) capitalized lease obligations and (e) renewals, extensions, refundings, deferrals, restructurings, amendments and modifications of any such indebtedness, obligations or guarantees.

                  "Senior Debt" means Debt of the Issuer outstanding at any time other than Debt which, pursuant to its terms, is expressly subordinate to this Debenture.

                  Section 5.        Conversion; Redemption.

                  Section 5.1. Holder's Right to Convert. (a) Subject to Section
5.2 below, Holder shall have the right, exercisable at any time or times before the Maturity Date, or in the case this

Debenture has been called for redemption on or prior to such date, then up to but not after the close of business on the last Business Day immediately prior to the Redemption Date, by written notice to Issuer, to convert this Debenture (in whole or in part) into such whole number of shares of Common Stock as is equal to the quotient obtained by dividing the principal amount to be converted plus all accrued and unpaid interest thereon (the "Conversion Amount") by the conversion price in effect on the conversion date. The conversion price for purposes of this Section 5.1 shall be the lower of (i) U.S. $1.50 per share of Common Stock (the "Fixed Exchange Price") or (ii) 80% of the average of the three lowest closing bid prices of the Issuer's Common Stock for the 30 days immediately preceding the conversion date, unless, at the conversion date the Common Stock is not listed and posted for trading on a recognized stock exchange or quotation system, in which case the conversion price shall be U.S. $1.50.

                  (b) The date on which the Holder satisfies all of the requirements for conversion is the conversion date. As soon as practicable following the conversion date, the Issuer shall deliver a certificate for the number of full shares of Common Stock issuable upon the conversion and a check in lieu of any fractional share in accordance with Section 5.4 hereof. The person in whose name the certificate is registered shall be treated as a stockholder of record on and after the conversion date.

                  (c) Upon surrender of this Debenture that is converted in part, the Issuer shall authenticate for the Holder a new Debenture equal in principal amount to the unconverted portion of this Debenture surrendered.

                  (d) If the last day on which this Debenture may be converted is not a Business Day, this Debenture may be surrendered to the Issuer on the next succeeding day that is a Business Day.

                  (e) To convert this Debenture, the Holder must (1) complete and sign the conversion notice on the back of this Debenture and deliver such notice to the Issuer, (2) surrender this Debenture to the Issuer, (3) furnish appropriate endorsements and transfer documents if required by the Issuer and
(4) pay any transfer or similar tax if required. The Holder may convert a portion of this Debenture if the portion is $100,000 or a whole multiple of $100,000.

                  (f) As promptly as practicable, but in any event not later than five Business Days after the conversion date, the Issuer shall issue or cause its registrar and transfer agent to issue and deliver or cause to be delivered to the Holder a certificate or certificates in the name(s) of the person(s) specified in the conversion notice delivered to the Issuer for the number of shares of Common Stock deliverable upon the conversion of all or such portion of this Debenture so converted, and provision shall be made in respect of any fraction of a share of Common Stock as provided in Section 5.4. Such conversion shall be deemed to have been effected immediately prior to the close of business on the conversion date and at such time the rights of the Holder as the holder of all or such portion of this Debenture so converted shall cease and the person(s) in whose name(s) any certificate or certificates for shares of Common Stock shall be deliverable upon such conversion shall be deemed to have become at such time the holder or holders of record of the shares of Common Stock represented thereby.

                  Section 5.2. Restrictions. (a) If the closing bid price of the Common Stock, as reported by the Issuer's then principal trading market, is equal to or less than U.S. $1.00 for five consecutive Trading Days, Holder shall not convert any portion of this Debenture (or sell any shares of Common Stock received upon prior conversions of this Debenture) for a period of 20 consecutive Trading Days beginning immediately after such five-Trading Day period. If the closing bid price of the Common Stock on the Trading Day immediately following such 20-Trading Day Period is equal to or less than U.S. $1.00, then the Issuer shall have the right, for a period of thirty (30) days thereafter, to redeem all or a portion of this Debenture (plus all accrued and unpaid interest thereon) at a price equal to 120% of the Conversion Amount and Holder may not convert any portion of this Debenture during such 30-day period; provided that if this Debenture has not been redeemed during such 30-day period, then the restrictions under this Section 5.2 shall no longer be applicable.

                  (b) If the Issuer elects to redeem any or all of this Debenture pursuant to this Section 5.2, the Issuer shall mail, in the manner prescribed in Section 9 hereof, a notice of redemption (an "Issuer Notice") to the Holder.

                  The notice shall identify the principal amount to be redeemed and shall state:

                  1.       the redemption date;

                  2. the redemption price (including the amount of accrued interest to be paid); and

                  3. that interest on the portion of this Debenture to be redeemed ceases to accrue on and after the redemption date.

                  If the Issuer elects to redeem a portion of this Debenture, the Issuer shall deliver to the Holder a new Debenture equal in principal amount to the unredeemed portion of this Debenture.

                  Section 5.3. Redemption. At any time prior to the Maturity Date, upon 30 days prior written notice, the Issuer may redeem for cash all or a portion of this Debenture plus accrued and unpaid interest thereon at a redemption price (the "Redemption Price") of 120% of the Conversion Amount. If the Issuer elects to redeem any or all of this Debenture pursuant to this
Section  5.3,  the Issuer  shall mail to the  Holder in the manner  provided  in
Section 9 an Issuer Notice. For greater certainty, the Issuer acknowledges and agrees that the Holder shall be entitled to convert this Debenture in accordance with the provisions of Section 5.1 hereof, at any time prior to the

Redemption Date notwithstanding that the Issuer may have issued an Issuer Notice under this Section 5.3.

                  Subject to the provisions of Section 5.1 hereof, upon notice having been given as provided in this Section 5.3, this Debenture shall thereupon become due and payable at the Redemption Price and on the Redemption Date in the same manner and with the same effect as if it were the Maturity Date specified in this Debenture, notwithstanding anything contained herein to the contrary, and from and after the Redemption Date, if the monies necessary to redeem this Debenture shall have been paid to the Holder, such principal amount of this Debenture being redeemed shall not be considered as outstanding hereunder and interest upon such principal amount shall cease to accrue after such Redemption Date.

                  Section 5.4. Fractional Shares. Upon the conversion of this Debenture pursuant to this Section 5, no fractional shares or scrip representing fractional shares shall be issued. With respect to any fraction of a share called for upon the conversion or redemption of this Debenture or any portion hereof, a cash amount equal to the then current market price of such fraction shall be paid to Holder. The current market price of a share of Common Stock is the closing price of the Common Stock on a recognized stock exchange on the last Trading Day prior to the conversion date or Redemption Date. In the absence of such a listing or quotation, the Issuer shall determine the then current market price as it considers appropriate, acting reasonably.

                  Section 5.5. Reservation of Shares. The Issuer shall at all times while this Debenture remains outstanding, reserve and keep available out of its authorized but unissued shares of Common Stock, for the purpose of effecting the conversion of this Debenture, such number of shares of Common Stock as shall be sufficient to effect the conversion of this Debenture.

                  If, at any time, the Issuer does not have available out of its authorized but unissued shares of Common Stock, Common Stock necessary to satisfy the conversion of the principal amount of this Debenture and all accrued but unpaid interest then outstanding, the Issuer shall call and hold a meeting within 60 days of such occurrence, for the sole purpose of considering a resolution to increase the authorized capital of the Issuer to provide for the shares of Common Stock necessary to satisfy such conversion. The Issuer shall use its best efforts to cause all directors and officers of the Issuer to vote any and all shares of the Issuer held by such persons in favor of such resolution. If such resolution is not approved by the shareholders of the Issuer, then such failure to approve shall be deemed to be an Event of Default as contemplated in Section 3.1 hereof.

                  Section 5.6. Maturity Date Conversion. On the Maturity Date, the Issuer shall have the option of paying to the Holder the principal amount then outstanding under the Debenture plus accrued and unpaid interest in cash or to convert such outstanding principal and accrued and unpaid interest into freely tradeable shares of Common Stock of the Issuer at the Conversion Amount.

                  Section 6. Restrictions Upon Transferability and Registration Requirement. This Debenture has not been registered under the Securities Act, and may not be offered, sold, pledged, hypothecated, assigned or transferred except (i) pursuant to a Registration Statement under the Securities Act, or
(ii) pursuant to a specific exemption from registration under the Securities Act but only upon a holder hereof first having obtained the written opinion of U.S. counsel to the Issuer, that the proposed disposition is consistent with all applicable provisions of the Securities Act as well as any applicable "blue sky" or other state securities law in the United States of America. Furthermore, no transfer of this Debenture shall be effected until, and a transferee shall succeed to the rights of the Holder only upon, registration of the transfer by the Issuer in the Register. Prior to the registration of any transfer by a Holder as provided herein, the Issuer (and any agent of the Issuer) shall treat the person in whose name this Debenture is registered as the owner thereof for all purposes.

                  Section 7. Adjustments. (a) If any reorganization or reclassification of the capital stock of the Issuer, or consolidation or merger of the Issuer with another corporation (other than a consolidation or merger in which the Issuer is the continuing corporation and which does not result in any reclassification or change of the outstanding Common Stock), or the sale of all or substantially all of its assets to another corporation in which the holders of Common Stock are entitled to receive shares, other securities or property (hereinafter a "Capital Reorganization") shall be effected, and if the Holder exercises the right to convert this Debenture into shares of Common Stock after the effective date of such Capital Reorganization, then the Holder shall receive, in lieu of the number of shares of Common Stock to which it was previously entitled upon conversion of this Debenture, the aggregate number of shares, other securities or other property which the Holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, the Holder had been the registered holder of the number of shares of Common Stock to which it was previously entitled upon conversion pursuant to Section 5.1 hereof, and in any such case appropriate provision shall be made with respect to the rights and interests of Holder to the end that the provisions hereof shall thereafter be applicable, as nearly as may be, in relation to any securities or property thereafter deliverable upon the exercise hereof. The Issuer shall not effect any such reorganization, consolidation, merger or sale unless, prior to or contemporaneously with the consummation thereof, the successor corporation (if other than the Issuer) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and delivered to Holder, the obligation to deliver to Holder such securities or property as, in accordance with the foregoing provisions, Holder may be entitled to purchase or receive.

                  (b) If the Issuer subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares or issues shares of Common Stock (or securities convertible or exchangeable for shares of Common Stock) to holders of shares of Common Stock as a stock dividend or other distribution, then, after the date of record for effecting such subdivision or stock dividend, the Fixed Exchange

Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company combines or consolidates (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Fixed Exchange Price in effect immediately prior to such combination will be proportionately increased.

                  (c) If and whenever at any time after the date hereof and prior to the Maturity Date the Issuer shall fix a record date for the issuance of rights, options or warrants to all or substantially all of the holders of its outstanding shares of Common Stock entitling them to subscribe for, acquire or purchase shares of Common Stock or securities convertible into shares of Common Stock at a price per share or having a conversion or exchange price per share less than the Fixed Exchange Price on such record date, the Fixed Exchange Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Fixed Exchange Price then in effect on such record date by a fraction, the numerator of which will be the total number of shares of Common Stock outstanding on such record date and the denominator of which will be the total number of shares of Common Stock outstanding after the issuance of such rights, options or warrants, treating as outstanding the maximum number of outstanding shares of Common Stock of the Issuer issuable upon the exercise of such rights, options or warrants; such adjustment shall be made successively whenever such a record date is fixed; and to the extent that any such rights, options or warrants are not so issued or any such rights, options or warrants are not exercised prior to the expiration thereof, the Fixed Exchange Price shall be readjusted to the Fixed Exchange Price which would then be in effect if such record date had not been fixed or to the Fixed Exchange Price which would then be in effect based upon the number of shares of Common Stock (or securities convertible into shares of Common Stock) actually issued upon the exercise of such rights, options or warrants, as the case may be.

                  (d) If and whenever at any time after the date hereof and prior to the Maturity Date the Issuer shall fix a record date for the making of a distribution to all or substantially all of the holders of its outstanding shares of Common Stock of (i) shares of any class other than Common Stock or securities convertible into shares of Common Stock and other than Common Stock or securities convertible into Common Stock distributed to holders of shares of Common Stock pursuant to their exercise of options to receive dividends in the form of such shares in lieu of dividends paid in the ordinary course on the shares of Common Stock; or (ii) rights, options or warrants (excluding those referred to in subsection (c) above); or (iii) evidence of its indebtedness; or
(iv) assets (excluding dividends paid in the ordinary course); then, in each such case, the Fixed Exchange Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Fixed Exchange Price in effect on such record date by a fraction, (A) the numerator of which will be (x) the product of the number of shares of Common Stock outstanding on such record date and the Current Market Price (as hereinafter defined) of the shares of Common Stock on such record date, less (y) the fair market value, as determined by the board of directors of the Issuer, acting in good faith, which determination shall be conclusive) of such securities, indebtedness or property or other assets so issued or distributed; and (B) the denominator of which will be the product of the number of shares of Common Stock outstanding on such record and the Current Market Price of the shares of Common Stock on such record date. Such adjustment shall be made successively whenever such a record date is fixed; and to the extent that such distribution is not so made, the Fixed Exchange Price shall be readjusted to the Fixed Exchange Price which would then be in effect if such record date had not been fixed or to the Fixed Exchange Price which would then be in effect based upon such shares, rights, options or warrants or evidences of indebtedness or assets actually distributed, as the case may be; in clause (iv) of this subsection (d) the term "dividends paid in the ordinary course" shall include the value of any securities or other property or assets distributed in lieu of cash dividends paid in the ordinary course at the option of shareholders of the Issuer.

                  (e) If any event occurs as to which in the reasonable opinion of the Issuer, in good faith, the other provisions of this Section 7 are not strictly applicable but the lack of any adjustment would not in the opinion of the Issuer fairly protect the conversion rights of the Holder in accordance with the basic intent and principles of such provisions, or if strictly applicable would not fairly protect the conversion rights of the Holder in accordance with the basic intent and principles of such provisions, then the Issuer shall appoint a firm of independent certified public accountants (which may be the regular auditors of the Issuer) of recognized national standing, which shall give their opinion upon the adjustment, if any, on a basis consistent with the basic intent and principles established in the other provisions of this Section 7, necessary to preserve, without dilution, the conversion rights of the Holder. Upon receipt of such opinion, the Issuer shall forthwith make the adjustments described therein.

                  (f) Whenever the Fixed Exchange Price shall be adjusted as provided in Section 7 hereof, the Issuer shall forthwith file at each office designated for the exercise of the conversion rights provided for herein, a statement, signed by the Chairman of the Board, the President, any Vice President or Treasurer of the Issuer, showing in reasonable detail the facts requiring such adjustment and the Fixed Exchange Price that will be effective after such adjustment. The Issuer shall also cause a notice setting forth any such adjustments to be sent by mail, first class, postage prepaid, to the Holder at its address appearing on the stock register.

                  (g) The Issuer shall not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Debenture, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of Holder against dilution or other impairment. Without limiting the generality of the foregoing, the Issuer will not increase the par value, if any, of any shares of stock receivable upon the conversion of this Debenture above the amount payable therefor upon such conversion, and at all times will take all such action as may be necessary or appropriate in order that the Issuer may validly and legally issue fully paid and non-assessable stock upon the conversion of this Debenture.

                  (h)      For the purposes of Section 7 hereof:

                           (i) The adjustments provided herein are cumulative and will be computed to the nearest one-tenth of one cent and will be made successively whenever an event referred to in Section 7 occurs, subject to the following subsections of this section.

                           (ii) No adjustment in the Fixed Exchange Price will be required unless such adjustment would result in a cumulative change of at least 1% in the prevailing Fixed Exchange Price; provided, however, that any adjustments which, except for the provisions of this subsection would otherwise have been required to be made, will be carried forward and taken into account in any subsequent adjustment.

                           (iii) No adjustment in the Fixed Exchange Price will be required upon the exercise from time to time of options under the Issuer's stock option plans for directors, officers and employees of the Issuer adopted by the Issuer from time to time.

                           (iv) No adjustment in the Fixed Exchange Price will be made in respect of any event described in Section 7 hereof, other than the events referred to in paragraph (b) of this Section 7, if the Holder is entitled to participate in such event on the same terms, mutatis mutandis, as if it had converted the Debenture prior to the effective date or record date of such event.

                           (v) For the purposes of this Section 7, "Current Market Price" as at any date means the average of the closing bid prices of the Issuer's Common Stock for the 10 Trading Days immediately preceding such date.

                           (vi)     All  subdivisions  of  this  Section  7  are
                                    intended  to  operate  independently  of one
                                    another.  If a  series  of  transactions  or
                                    events occur that  requires the  application
                                    of more than one subsection,  all applicable
                                    subsections   shall  be  given   independent
                                    effect.

                  Upon each adjustment of the Fixed Exchange Price pursuant to the provisions of Section 7, the number of shares of Common Stock issuable upon conversion of this Debenture shall be adjusted by multiplying a number equal to the Fixed Exchange Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon conversion of this Debenture at such Fixed Exchange Price immediately prior to such adjustment and dividing the product so obtained by the adjusted Fixed Exchange Price.

                  Section 8. Representations and Warranties of the Issuer. The Issuer hereby represents and warrants to the Holder and acknowledges that the Holder is relying on such representations and warranties in entering into this
Debenture:

                  (a) The Issuer and each of its subsidiaries has all requisite corporate power and authority to own its assets and to carry on its respective businesses as currently conducted except where a lack of such corporate power and authority would not have a material adverse effect on the financial condition or results of operations of the Issuer and its subsidiaries (taken as a whole).

                  (b) The shares of Common Stock issuable upon conversion of this Debenture will be validly issued and outstanding as fully paid and non-assessable shares of Common Stock in the capital of the Issuer.

                  (c) No approval, authorization, consent, qualification, or other order of, and no prior filing, registration, or recording with, any court or regulatory authority or other governmental authority of Canada or any Province of Canada or the United States is required of the Issuer in connection with the execution and delivery of this Debenture or with the performance by the Issuer of its covenants and obligations under this Debenture except those, if any, which have obtained and those which may be required to be made subsequent to the date hereof.

                  (d) The authorized capital of the Issuer consists of: (i) 100,000,000 shares of Common Stock, of which, as of the date hereof, there are 29,980,624 shares issued and outstanding; and (ii) 100,000,000 shares of Preferred Stock, none of which, as of the date hereof, are issued and outstanding.

                  (e) Except as set forth on Schedule B to the Securities Purchase Agreement, there is no action, proceeding or investigation pending or, to the knowledge of the Issuer and its directors and officers, threatened against or affecting the Issuer or any of the subsidiaries, at law or in equity (whether in any court, arbitration or similar tribunal) or before or by any federal, provincial, state, municipal or other governmental department, commission, board or agency, domestic or foreign which would have a material adverse effect on the condition (financial or otherwise), properties, assets, business or results of operations of the Issuer.

                  (f) The Issuer and each of its subsidiaries are, in all material respects, conducting their current activities in compliance with all applicable laws, rules and regulations of each applicable jurisdiction.

                  (g) The Issuer is not in default or in breach in any material respect of, and the execution and delivery of this Debenture by the Issuer and the performance and compliance with the terms of this Debenture by the Issuer will not result in any breach of, or be in conflict with or constitute a default under, or create a state of facts which, after notice or lapse of time or both, would constitute a default under any term or provision of the articles, by-laws or resolutions of the Issuer or any material mortgage, note, indenture, contract, agreement, instrument, lease or other document to which the Issuer is a party or by which it is bound.

                  (h) This Debenture and all other agreements required in connection with the issue and sale of this Debenture as contemplated herein have been duly authorized, executed and delivered by the Issuer and constitute valid and binding obligations of the Issuer enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium and similar laws affecting creditors' rights generally and general principles of equity.

                  (i) Other than InfoCast Canada Corporation in respect of which the Issuer owns all of the outstanding equity other than outstanding exchangeable shares, the Issuer owns all of the issued and outstanding shares of each of its subsidiaries and no person has any option, warrant or other right to acquire any shares of any such subsidiaries.

                  (j) Other than 2,250,000 shares of Common Stock reserved for issuance upon exercise of options that have been or may be granted under the Issuer's 1998 Stock Option Plan, pursuant to which options to purchase 1,950,000 shares of Common Stock have been granted; (ii) 2,000,000 shares of Common Stock reserved for issuance upon exercise of options that have been or may be granted under the Issuer's 1999 Stock Option Plan, pursuant to which options to purchase 1,930,000 shares of Common Stock have been granted; (iii) 780,000 shares of Common Stock reserved for issuance upon exercise of other outstanding options;(iv) 6,856,624 shares of Common Stock reserved for issuance upon exercise of outstanding common stock purchase warrants to purchase such shares of Common Stock, (v) 1,160,000 shares of Common Stock reserved for issuance upon conversion of the Issuer's outstanding 7% Convertible Subordinated Debentures,
(vi) 2,495,362 shares of Common Stock to be exchanged on a one-for-one basis for exchangeable shares of InfoCast Canada Corporation, (vii) 2,000,000 shares of Common Stock reserved for issuance upon exercise of options that have been or may be granted under the Issuer's 2000 Stock Option Plan, pursuant to which options to purchase 350,000 shares of Common Stock have been granted, (viii) 1,500,000 shares of Common Stock reserved for issuance upon exercise of options that have been or may be granted to employees of the Issuer formerly with i360 inc., of which options to purchase 1,113,602 shares of common stock have been granted and (ix) shares of Common Stock reserved for issuance upon conversion of the Debentures and the exercise of the Warrants, no person has any right, agreement or option (whether contingent or absolute), or any right capable of becoming a right, agreement or option for the issue or allotment of any unissued shares of Common Stock or any other security convertible into or exchangeable for shares of Common Stock or to require the Issuer to purchase, redeem or otherwise acquire any of the issued and outstanding shares of Common Stock.

                  (k) There has been no material adverse change in the business, affairs, operations, assets, liabilities (contingent or otherwise), capital or ownership of the Issuer, on a consolidated basis, from that on the latest dates as of which such business, affairs, operations, assets, liabilities (contingent or otherwise), capital or ownership are set forth in the Issuer's filings under the U.S. Securities Exchange Act of 1934 (the "Exchange Act"), except as disclosed in writing to the Holder on or prior to the date hereof.

                  (l) The consolidated audited financial statements of the Issuer filed by the Issuer pursuant to the Exchange Act (the "Financial Statements") have been prepared in accordance with U.S. generally accepted accounting principles consistently applied, and were true and correct as of the dates thereof, and since such dates, there have been no material adverse changes in the consolidated assets, liabilities, revenues, expenses or net profit of the Issuer from the position thereof as set forth therein, except changes arising in the ordinary course of business or as otherwise disclosed to the Holder.

                  (m) Neither the Issuer nor any of its subsidiaries is in default or breach of any contract or commitment to which it is a party and there exists no condition, event or act which, with the giving of notice or lapse of time or both would constitute such a default or breach, except for such defaults or breaches that would not have a material adverse effect on the condition (financial or otherwise), properties, assets, business or results of operations of the Issuer and all such contracts and commitments are in good standing and in full force and effect without amendment thereto and the Issuer and/or each of its subsidiaries thereof, as the case may be, is entitled to all benefits thereunder.

                  (n) Neither the Issuer nor any of its subsidiaries is a party to or bound by any guarantee, surety or similar obligation.

                  (o) Neither the Issuer nor any of its subsidiaries is a party to any lease or agreement in the nature of a lease for real property, whether as lessor or lessee, except for leases of the Issuer's offices in Calgary, Toronto, Halifax, Tucson, Annapolis and Chicago.

                  (p) There is no agreement, option, understanding or commitment, or any right or privilege capable of becoming an agreement, for the purchase from the Issuer or any of its subsidiaries of its business or any of its assets other than in the usual and ordinary course of business.

                  (q) No director, former director, officer, 5% or greater shareholder or employee of the Issuer or any of its subsidiaries or any person not dealing at arm's length with any such person is indebted to the Issuer (on a consolidated basis).

                  (r) The Issuer and its subsidiaries (collectively, the "Corporation") collectively hold title to all intellectual property required to develop and market its products that it does not otherwise license, and the Corporation has caused all of its employees in research and development to sign agreements that assign their rights to intellectual property developed in the course of their employment to the Corporation (including, without limitation, any moral rights) and the Corporation has caused any person who has access to its intellectual property to sign confidentiality or non- disclosure agreements. The Corporation holds a valid licence or is otherwise authorized to use all intellectual property required for its business to which it does not hold title. Each of such licences is in full force and effect, unamended by written or oral agreement, and the Corporation is entitled to the full benefit and advantage of such licence in accordance with the terms thereof. Each of such licences is in good standing and there has not been any default by the Corporation, or to the knowledge of the Corporation, any other party under such licence. There are currently no disputes between the Corporation and any party under any such licence.

                  (s) None of the Corporation's products or, to the knowledge of the Corporation, the licences to intellectual property, infringes upon any copyright, patent, mask work, integrated circuit topography, trademark, trade name or trade secret of any person and no proceedings have been instituted or are pending or, to the knowledge of the Corporation, are threatened which challenge the rights of the Corporation to its intellectual property in and to its products or the validity thereof.

                  (t) All of the trade marks, service marks, registered copyrights and patents, both domestic and foreign, comprising part of the Corporation's intellectual property are, to the best of the Corporation's knowledge, in good standing and all maintenance fees which are due have been paid.

                  (u) The Issuer has provided the Holder with all of the information that the Holder has requested in writing in connection with their decision to purchase this Debenture. To the best of the Issuer's knowledge, neither this Debenture, any of the ancillary agreements to the offering of this Debenture, nor any other representations, statements or certificates made or delivered in connection herewith or therewith, when taken together, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading to a purchaser of securities of the Issuer seeking full information as to the Issuer and its respective properties, business and affairs.

                  Section 9. Modification of Debenture. This Debenture may be modified, amended or supplemented only by the written consent of the Holder and the Issuer.

                  Section 10. Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, by facsimile or sent by certified mail, postage prepaid, and shall be deemed given when so delivered personally, faxed or, if mailed, five (5) days after the date of deposit in the United States or Canada mail as follows:

                  (i)      if to the Issuer, to:

                           InfoCast Corporation
                           One Richmond Street West, Suite 902
                           Toronto, Ontario M5h 3W4
                           Attention:  Secretary

                           with a copy to:

                           Olshan Grundman Frome Rosenzweig & Wolosky LLP 505 Park Avenue, 16th Floor
                           New York, New York 10022
                           Attention:  Jeffrey S. Spindler, Esq.

                  (ii) if to the Holder, to the address of such holder as shown in the Register of the Issuer.

                  Section 11. Other Rights of Holder. If at any time the Issuer grants, issues or sells any options, exchangeable securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which Holder could have acquired if Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Debenture (without taking into account any limitations or restrictions on the convertibility of the Debenture) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

                  Section 12. Miscellaneous. This Debenture shall be governed by and be construed in accordance with the laws of the State of New York in the United States of America without regard to the conflicts of law rules of such state. Issuer hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Debenture, except as specifically provided herein, and assents to extensions of the time of payment, or forbearance or other indulgence without notice. Holder by acceptance of this Debenture agrees to be bound by the provisions of this Debenture. The Section headings herein are for convenience only and shall not affect the construction hereof.

                  Section 13. Severability. If any term or other provision of this Debenture is invalid, illegal or incapable of being enforced by virtue of any rule of law or public policy, all other conditions and provisions of this Debenture shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Debenture so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transaction contemplated hereby is fulfilled to the maximum extent possible.

                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, Issuer has caused this instrument to be duly executed as of this 7th day of November, 2000.


                                           INFOCAST CORPORATION



                                           By: /s/ James Leech
                                               ---------------------------------
                                               Name: James Leech
                                               Title: President

                                CONVERSION NOTICE


To convert this Debenture into Common Stock of the Issuer, check the box: |_|

To convert only part of this Debenture, state the amount to be
converted:                                                    $_________________


If you want the stock certificate made out in another person's name, fill in the form below:

(Insert other person's social security or tax I.D. no.)_________________________

(Print or type other person's name, address and zip code):


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Date: _______________________     Your Signature: ______________________________
                                                  (Sign exactly as your name
                                                  appears on the face of this
                                                  Debenture)